Exhibit 32.1

Certification of the Interim Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Catalent Pharma Solutions, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George L. Fotiades, Interim President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 29, 2008

/s/ George L. Fotiades
George L. Fotiades Interim President and Chief Executive Officer